Exhibit 10.12

[English Translation]

Shareholders’ Voting Rights Agreement

This Shareholders’ Voting Rights Agreement (“Agreement”) is entered into by and among the following parties on November 1, 2017:

1.                                               Zhang Xi

ID Number:

2.                                               Shanghai Xi Zhi Enterprise Management Co., Ltd. (together with Zhang Xi, the “Shareholders”)

Registered Address:

Legal Representative: Zhang Xi

3.                                               Shanghai Jing Xue Rui Information and Technology Co., Ltd. (“WFOE”)

Registered Address:

Legal Representative: Meng Xiaoqiang

4.                                               Shanghai Rui Si Technology Information Consulting Co., Ltd. (“Company”)

Registered Address:

Legal Representative: Shi Wei

(In this Agreement, each a “Party”, collectively the “Parties”.)

WHEREAS:

1.                                               The Shareholders are the shareholders currently on record of the Company, aggregately holding 100% of the equity interests in the Company. Upon the execution date of this Agreement, their contributions to the registered capital of the Company and proportions of shareholding are set out in Schedule 1 to this Agreement.

2.                                               The Shareholders executed an equity pledge agreement regarding the aforesaid equity interests with the WFOE on the same date of this Agreement.

3.                                               The Shareholders intend to entrust the WFOE or the individual designated by the WFOE to exercise all their shareholders’ voting rights in the Company (including the shareholders’ voting rights resulting from any form of capital increase during the term of this Agreement), and the WFOE or its designated individual intends to accept such entrustment.

THEREFORE, upon friendly discussions, the Parties agree as follows:

1.                                               Voting Rights Entrustment

1.1                                        The Shareholders each hereby irrevocably authorize, in respect of all their equity interests in the Company, the WFOE or the person then designated by the WFOE (“Proxy”) to exercise on their behalf and at the Proxy’s own discretion the following rights they are respectively entitled to as shareholders of the Company and in accordance with the then effective articles of association of the Company (“Proxy Rights”), and undertake to immediately and respectively execute a power of attorney in the form and substance of Schedule 2 to this Agreement immediately after the WFOE’s designation of other person other than the WFOE as the Proxy:

1.1.1                              as the proxy of each Shareholder, proposing to convene and attending the shareholders’ meetings in accordance with the articles of association of the Company;

1.1.2                              on behalf of each Shareholder, exercising voting rights on all issues required to be discussed and resolved by the shareholders’ meeting, including without limitation the appointment and election of the Company’s directors and other senior management who shall be appointed and removed by the shareholders, and the sale or transfer of all or part of the Shareholder’s equity interests in the Company;

1.1.3                              as the proxy of each Shareholder and on behalf of such Shareholder, executing any document (including any necessary documents to be executed by and among relevant parties for transfer in accordance with the Exclusive Purchase Right Agreement and Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) or disposal of equity interests in other manner ) that the Shareholder is entitled to execute as a shareholder, and handling any required governmental approval, registration, filing and other procedures;

1.1.4                              other shareholders’ voting rights under the articles of association of the Company (including any other shareholders’ voting rights stipulated after an amendment to such articles of association);

1.1.5                              other shareholders’ voting rights entitled to the Shareholders under the laws and regulations of the People’s Republic of China (including the contents thereof as modified, amended, supplemented or reenacted, effective before or after the date of this Agreement).

The Proxy has the right to sub-entrust and is entitled to sub-entrust other individual or entity regarding the handling of the aforesaid issues without prior notice to or prior consent of the relevant Shareholder. When and only when the WFOE issues a written notice to each Shareholder to replace the Proxy, each Shareholder shall immediately appoint the other Proxy then appointed by the WFOE to exercise the aforesaid Proxy Rights, and the new entrustment, once made, will replace the original entrustment , and the Shareholders shall respectively execute a power of attorney in the form and substance attached to this Agreement as Schedule 2 to the Proxy newly appointed by the WFOE; other than the aforesaid, each Shareholder shall not revoke the entrustment and authorization granted to the Proxy.

1.2                                        The WFOE will cause the Proxy to carefully and diligently perform the entrusted duties within the scope of authorization under this Agreement in accordance with relevant laws; all the documents executed by the Proxy on the aforesaid issues shall be deemed as executed by each Shareholder each themselves; each Shareholder acknowledges and assumes corresponding liabilities for, any legal consequences arising out of the exercise of the aforesaid Proxy Rights by the Proxy.

1.3                                        Each Shareholder hereby acknowledges that the Proxy is not required to seek the opinions of each Shareholder when exercising the aforesaid Proxy Rights, provided that the Proxy shall timely inform each Shareholder after each resolution or proposal of convening an extraodinary shareholders’ meeting is made. The Proxy shall provide the relevant minutes of the meetings and resolutions to the Shareholders after such shareholders’ meetings or the adoption of such resolutions.

1.4                                        Each Shareholder hereby undertake that after the execution of this Agreement, they will authorize the Proxy to exercise all shareholders’ rights entitled to them, regardless of any change in their proportions of shareholding in the Company, and they shall not exercise the Proxy Rights on their own without prior written consent of the WFOE.

2.                                               Right to Information

2.1                                        For the purpose of exercising the Proxy Rights under this Agreement, the Proxy is entitled to be informed of the operation, business, customers, finance, employees and other relevant information of the Company and to access relevant materials of the Company; the Company shall, and the Shareholders shall cause the Company to, provide full cooperation with respect to such right.

3.                                               Exercise of the Proxy Rights

3.1                                        Each Shareholder shall provide full assistance in respect of the exerciseof the Proxy Rights by the Proxy, including, when necessary (for example, in order to meet the requirements of submission documents needed for approval of, registration and filing with governmental authorities), timely executing the resolutions of the shareholders’ meeting adopted by the Proxy or other relevant legal documents.

3.2                                        If at any time during the term of this Agreement, the grant or exercise of the Proxy Rights under this Agreement cannot be realized for any reason (other than a breach of contract by the Shareholders or the Company), the Parties shall immediately seek an alternative scheme most similar to the provisions which cannot be realized and shall execute a supplementary agreement when necessary to amend or modify the terms of this Agreement so that the purpose of this Agreement can continue to be fulfilled.

3.3                                        If at any time during the term of this Agreement, the Shareholders sell or transfer all or part of their equity interests to any third party with consent of the WFOE, the Shareholders shall ensure the aforesaid third party will execute, before the closing of such equity transfer, an agreement in the form and substance basically the same with those of this Agreement, unless the WFOE waives such requirement through prior written consent.

4.                                               Exemption of Liability and Compensation

4.1                                        The Parties acknowledge that under no circumstances shall the WFOE be required to assume any liability or make any economic compensation or compensation in other aspects to the other Parties or to any third party in respect of the exercise of the Proxy Rights under this Agreement by the WFOE’s designated Proxy.

4.2                                        The Shareholders and the Company agree to indemnify the WFOE against all actual or potential losses arising from the designated Proxy’s exercise of the Proxy Rights and prevent the WFOE from any damages, including without limitation any losses incurred by litigations, recovery, arbitrations or claims for compensation initiated by any third party against the WFOE, or administration investigations or penalties of governmental authorities, except for those losses resulting from the Proxy’s willful conduct or gross negligence.

5.                                               Representations and Warranties

5.1                                        The Shareholders hereby represent and warrant that:

5.1.1                              They are natural persons with full civil capacity; they have full and independent legal status and legal capacity, and have been duly authorized to execute, deliver and perform this Agreement, and may sue or be sued as an independent party.

5.1.2                              They have full power and authority to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated in this Agreement. This Agreement is lawfully and duly executed and delivered by them. This Agreement constitutes lawful and binding obligations enforceable against them in accordance with the terms of this Agreement.

5.1.3                              They are lawful shareholders on record of the Company as of the date of this Agreement; other than the rights created under this Agreement, the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) and the Exclusive Purchase Right Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among the Shareholders, the Company and the WFOE, the Proxy Rights are free from any third party rights. In accordance with this Agreement, the Proxy may fully and sufficiently exercise the Proxy Rights under the then effective articles of association of the Company.

5.1.4                              The execution and performance of this Agreement by them do not violate or conflict with any law applicable to them in effect, any agreement to which they are a party or by which their assets are bound, any court judgment, any arbitral award, or any decision of any administrative authority.

5.2                                        The WFOE and the Company hereby respectively represent and warrant that:

5.2.1                              Each of them is a limited liability company duly registered and lawfully existing under the laws of its place of registration with independent legal personality; it has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and has been duly authorized to execute, deliver and perform this Agreement, and may sue or be sued as an independent party.

5.2.2                              Each of them has full internal corporate power and authority to execute and deliver this Agreement and all other documents to be executed by it in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated in this Agreement. This Agreement is lawfully and duly executed and delivered by it. The execution and performance of this Agreement by it do not violate or conflict with any law applicable to it in effect, any agreement to which it is a party or by which its assets are bound, any court judgment, any arbitral award, or any decision of any administrative authority. This Agreement constitutes lawful and binding obligations enforceable against it in accordance with the terms of this Agreement.

5.2.3                              Each of them warrants that the Proxy will fully and timely complies with and performs the provisions in respect of the Proxy under this Agreement, as if the Proxy were a party to this Agreement.

5.3                                        The Company further represents and warrants that:

5.3.1                              The Shareholders are lawful shareholders on record of the Company as of the date of this Agreement; other than the rights created under this Agreement, the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) and the Exclusive Purchase Right Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among the Shareholders, the Company and the WFOE, the Proxy Rights are free from any third party rights. In accordance with this Agreement, the Proxy may fully and sufficiently exercise the Proxy Rights under the then effective articles of association of the Company.

6.                                               Term of Agreement

6.1                                        This Agreement shall be formed and become effective after being executed/sealed by the Parties or their authorized representatives; unless terminated in advance by written agreement of the Parties, or terminated in advance in accordance with Section 9.1 of this Agreement, this Agreement shall remain effective.

6.2                                        If either of the Shareholders transfers, with prior consent of the WFOE, all his/her/its equity interests in the Company, such Shareholder shall cease to be a party to this Agreement, provided that the obligations and undertakings of the other Parties under this Agreement shall not be adversely affected thereby, and each Shareholder permitted to transfer his/her/its equity interests shall cause and warrant that his/her/its transferee will continue to perform the obligations of such Shareholder under this Agreement.

7.                                               Notice

7.1                                        Any notice, request, demand and other correspondences required by or made pursuant to this Agreement shall be made in writing and delivered to the relevant Parties.

7.2                                        Notices under this Agreement shall be delivered in person, by facsimile or by registered post to the following addresses unless changed by written notifications. The delivery date of the notice shall be the receiving date on the receipt if delivered by registered post, or the date of delivering to the recipient if delivered in person or by facsimile. If delivered by facsimile, the original notice should be immediately sent to the following addresses in person or by registered post after such delivery.

The WFOE: Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Registered Address:

Tel:

Recipient: Zhang Xi

The Company and the Shareholders

Domicile:

Tel:

Recipient: Zhang Xi

8.                                               Confidentiality Obligations

8.1                                        During the term of this Agreement and after the termination of this Agreement, the Parties shall maintain the business secrets, exclusive information, customer information and all other information with confidential nature regarding other Parties obtained during the entry into and performance of this Agreement (“Confidential Information”) in strict confidence. Except where prior written consent has been obtained from the Party disclosing the Confidential Information or where disclosure to a third party is mandated by relevant laws and regulations or by the requirements of the listing place of a Party’s affiliate, or where the disclosure is made during the proceedings of any suit, arbitration or other legal proceedings or made, in relation to the aforesaid legal proceedings, to the courts, arbitration institutions, or relevant implementation or regulatory authorities of the legal proceedings, the Party receiving the Confidential Information shall not disclose any Confidential Information to any other third party; the Party receiving the Confidential Information shall not directly or indirectly use any Confidential Information other than for the purpose of performing this Agreement.

8.2                                        The following information shall not constitute Confidential Information:

8.2.1                              any information that has already been previously obtained by the receiving Party in a lawful manner as proved by written records;

8.2.2                              any information that enters the public domain not due to the fault of the receiving Party; or

8.2.3                              any information lawfully acquired by the receiving Party from other sources after the receipt of relevant information.

8.3                                        A receiving Party may disclose the Confidential Information to its or its related parties’ relevant employees, agents, lenders or potential lenders (including the agents or trustees of the lenders), financing arrangers or potential financing arrangers or their appointed professionals, provided that such receiving Party shall ensure that the aforesaid persons comply with relevant terms and conditions of this Agreement or (as for any lenders (including the agents or trustees of the lenders) or the financing arrangers) relevant terms and conditions of the separately executed confidentiality agreements, and the receiving Party shall assume any liability arising out of the breach by the aforesaid persons of such relevant terms and conditions.

8.4                                        Notwithstanding any other provisions of this Agreement, the validity of this section shall not be affected by any termination of this Agreement.

9.                                               Liability for Default

9.1                                        The Parties agree and acknowledge that if any Party (“Defaulting Party”) materially breaches any provision of this Agreement, or materially fails to perform or delays in performing any obligation under this Agreement, it shall constitute a default under this Agreement (“Default”) and each of the non-defaulting Parties (“Non-defaulting Parties”) shall be entitled to request the Defaulting Party to cure such Default or take remedies within a reasonable time period. If the Defaulting Party fails to cure such Default or take remedies within such reasonable time period or within ten (10) days after the other Party notifies the Defaulting Party in writing and requests it to cure such Default, then:

9.1.1                              If any Shareholder or the Company is the Defaulting Party, the WFOE shall be entitled to terminate this Agreement and request the Defaulting Party to indemnify it for damages, or to request the Defaulting Party to continue to perform its obligations under this Agreement and to request the Defaulting Party to indemnify it for all the damages;

9.1.2                              If the WFOE is the Defaulting Party, the Non-defaulting Parties shall be entitled to request the WFOE to indemnify it for damages, provided that unless otherwise stipulated by laws or this Agreement or agreed by the Parties, the Non-defaulting Parties shall not be entitled to terminate or cancel this Agreement under any circumstances.

9.2                                        Notwithstanding any other provisions of this Agreement, the validity of this section shall not be affected by the suspension or termination of this Agreement.

10.                                        Miscellaneous

10.1                                 This Agreement is made in Chinese in four (4) originals. Each Party to this Agreement shall hold one (1) copy and other copies are used for relevant procedures. All originals shall have equal legal effect.

10.2                                 The entry into, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

10.3                                 Any dispute arising out of and in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days from its occurrence, be submitted by any Party to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the then effective arbitration rules of CIETAC. The place of arbitration shall be Beijing and the language for arbitration shall be Chinese. The arbitration award shall be final and binding on the Parties to this Agreement.

10.4                                 No rights, power or remedies granted to each Party by any provision of this Agreement shall preclude any other rights, power or remedies enjoyed by such Party in accordance with the laws or any other provisions under this Agreement and no exercise by a Party of any of its rights, powers and remedies shall preclude its exercise of its other rights, power and remedies.

10.5                                 No failure or delay by a Party in exercising any rights, power or remedies pursuant to this Agreement or any laws (“Such Rights”) shall result in a waiver of Such Rights; and no single or partial waiver of Such Rights shall preclude such Party from exercising Such Rights in any other manner or from exercising other Such Rights.

10.6                                 All the schedules listed in this Agreement constitute an integral part of this Agreement and have equal legal effect as the body text of this Agreement.

10.7                                 The section headings in this Agreement are for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions of this Agreement.

10.8                                 Each provision contained in this Agreement shall be severable and independent from any other provisions of this Agreement, and if at any time any one or more provisions of this Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

10.9                                 Any amendments or supplements to this Agreement shall be made in writing, and shall take effect only if duly executed by the Parties to this Agreement. Notwithstanding as otherwise agreed in this Agreement, without prior written consent of the WFOE, any Shareholder shall not revoke its entrustment of the Proxy Rights under this Agreement and any Shareholder and the Company shall not terminate this Agreement. Notwithstanding the aforesaid, the WFOE can at any time terminate this Agreement by sending a written notice to the Shareholders and the Company thirty (30) days in advance.

10.10                          Without prior written consent of the WFOE, other Parties shall not transfer any of their rights and/or obligations under this Agreement to any third party. The Shareholders and the Company hereby agree that the WFOE is entitled to transfer any of its rights and/or obligations under this Agreement to any third party without prior notice to or consent of relevant Shareholders or the Company.

10.11                          This Agreement shall be binding upon the lawful successors of the Parties.

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IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

WFOE: Shanghai Jing Xue Rui Information and Technology Co., Ltd. (seal)

Signature:	/s/ Meng Xiaoqiang

Name: Meng Xiaoqiang

Position: Legal Representative

Signature Page to Shareholders’ Voting Rights Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Company: Shanghai Rui Si Technology and Information Consulting Co., Ltd. (seal)

Signature:	/s/ Shi Wei

Name: Shi Wei

Position: Legal Representative

Signature Page to Shareholders’ Voting Rights Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Shareholder:

Zhang Xi

Signature:	/s/ Zhang Xi

Signature Page to Shareholders’ Voting Rights Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Shareholder:

Shanghai Xi Zhi Enterprise Management Co., Ltd. (Seal)

Signature:	/s/ Zhang Xi

Name: Zhang Xi

Position: Legal Representative

Signature Page to Shareholders’ Voting Rights Agreement

Schedule 1 Basic Information of the Company

Company Name: Shanghai Rui Si Technology and Information Consulting Co., Ltd.

Shareholding Structure:

Name of the Shareholder	Amount of Capital Contribution (RMB/Yuan)	Shareholding Percentage
Zhang Xi	8,680,000	62%
Shanghai Xi Zhi Enterprise Management Co., Ltd.	5,320,000	38%
Total	14,000,000	100%

Schedule 1 to Shareholders’ Voting Rights Agreement

Schedule 2:

Power of Attorney

This power of attorney (“Power of Attorney”), executed by Zhang Xi (ID Number: ) on [ ] [ ], 2017, is being issued in favor of [ ] (Domicile: [ ], ID Number/Registered Number: [ ]) (“Proxy”).

I, Zhang Xi, hereby grant to the Proxy a general proxy power authorizing the Proxy to exercise as my proxy and at the Proxy’s own discretion, the following rights I enjoy as a shareholder of Shanghai Rui Si Technology and Information Consulting Co., Ltd. (“Company”):

(1)                                          as my proxy, proposing to convene and attending the shareholders’ meetings in accordance with the articles of association of the Company;

(2)                                          as my proxy, exercising voting rights on all issues discussed and resolved by the shareholders’ meeting, including without limitation the appointment and election of the Company’s directors and other senior management who shall be appointed and removed by the shareholders’ meeting;

(3)                                          as my proxy and on my behalf, executing any document (including any necessary documents to be executed by and among relevant parties for transfer or disposal in other manner of equity interests in accordance with the Exclusive Purchase Right Agreement and Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time)) that I am entitled to execute as a shareholder, and handling any required governmental approval, registration, filing and other procedures on my behalf;

(4)                                          as my proxy, exercising other shareholders’ voting rights under the articles of association of the Company (including any other shareholders’ voting rights stipulated after an amendment to such articles of association);

(5)                                          other shareholders’ voting rights the Shareholders are entitled to under the laws and regulations of the People’s Republic of China (including the contents thereof as modified, amended, supplemented or reenacted, effective before or after the date of issuance of this Power of Attorney).

The Proxy has the right to sub-entrust and is entitled to sub-entrust other individual or entity regarding the handling of the aforesaid issues without prior notice to me or prior consent of mine.

Schedule 2 to Shareholders’ Voting Rights Agreement

I hereby irrevocably confirm that unless Shanghai Jing Xue Rui Information and Technology Co., Ltd. (“WFOE”) issues an instruction to me requesting the replacement of the Proxy, this Power of Attorney shall remain valid until the expiry or advance termination of the Shareholders’ Voting Rights Agreement (including any amendment or restatement thereto), executed by and among the WFOE, Shanghai Xi Zhi Enterprise Management Co., Ltd., the Company and me on [ ] [ ], 2017.

This Letter is hereby issued.

Zhang Xi

Signature:

Date: [ ] [ ], 2017

Schedule 2:

Power of Attorney

This power of attorney (“Power of Attorney”), executed by Shanghai Xi Zhi Enterprise Management Co., Ltd. on [ ] [ ], 2017, is being issued in favor of [ ] (Domicile: [ ], ID Number/Registered Number: [ ]) (“Proxy”).

Our company, Shanghai Xi Zhi Enterprise Management Co., Ltd., hereby grant to the Proxy a general proxy power authorizing the Proxy to exercise as our company’s proxy and at the Proxy’s own discretion, the following rights enjoyed by our company as a shareholder of Shanghai Rui Si Technology and Information Consulting Co., Ltd. (“Company”):

(1)                                          as our company’s proxy, proposing to convene and attending the shareholders’ meetings in accordance with the articles of association of the Company;

(2)                                          as our company’s proxy, exercising voting rights on all issues discussed and resolved by the shareholders’ meeting, including without limitation the appointment and election of the Company’s directors and other senior management who shall be appointed and removed by the shareholders’ meeting;

(3)                                          as our company’s proxy and on our company’s behalf, executing any document (including any necessary documents to be executed by and among relevant parties for transfer or disposal in other manner of equity interests in accordance with the Exclusive Purchase Right Agreement and Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time)) that our company is entitled to execute as a shareholder, and handling any required governmental approval, registration, filing and other procedures on our company’s behalf;

(4)                                          as our company’s proxy, exercising other shareholders’ voting rights under the articles of association of the Company (including any other shareholders’ voting rights stipulated after an amendment to such articles of association);

(5)                                          other shareholders’ voting rights the Shareholders are entitled to under the laws and regulations of the People’s Republic of China (including the contents thereof as modified, amended, supplemented or reenacted, effective before or after the date of issuance of this Power of Attorney).

The Proxy has the right to sub-entrust and is entitled to sub-entrust other individual or entity regarding the handling of the aforesaid issues without prior notice to or prior consent of our company.

Our company hereby irrevocably confirms that unless Shanghai Jing Xue Rui Information and Technology Co., Ltd. (“WFOE”) issues an instruction to our company requesting the replacement of the Proxy, this Power of Attorney shall remain valid until the expiry or advance termination of the Shareholders’ Voting Rights Agreement (including any amendment or restatement thereto), executed by and among the WFOE, Zhang Xi, the Company and our company on [ ] [ ], 2017.

This Letter is hereby issued.

Shanghai Xi Zhi Enterprise Management Co., Ltd.

Signature:

Authorized Representative:

Date: [ ] [ ], 2017